INVESCO SHORT DURATION INFLATION PROTECTED FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-05686
SERIES NO.:         2

72DD.  1   Total income dividends and return of capital for which record date passed during the period. (000's Omitted)
           Class A                                                     $   437
       2 Dividends and return of capital for a second class of open-end company shares (000's Omitted)
           Class A2                                                    $   324
           Class Y                                                     $   143
           Class R5                                                    $    11
           Class R6                                                    $ 7,442

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends and return of capital from net investment income
           Class A                                                     $0.1332
       2 Dividends and return of capital for a second class of open-end company shares (form nnn.nnnn)
           Class A2                                                    $0.1438
           Class Y                                                     $0.1597
           Class R5                                                    $0.1615
           Class R6                                                    $0.1620

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       3,779
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                                                      2,100
           Class Y                                                         912
           Class R5                                                         74
           Class R6                                                     67,885

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $ 10.58
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                                                    $ 10.59
           Class Y                                                     $ 10.59
           Class R5                                                    $ 10.59
           Class R6                                                    $ 10.59

INVESCO U.S. GOVERNMENT FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-05686
SERIES NO.:         4

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $11,418
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                    $    85
           Class C                                                    $   523
           Class R                                                    $   105
           Class Y                                                    $   224
           Investor Class                                             $   729
           Class R5                                                   $    46

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.1686
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                    $0.1011
           Class C                                                    $0.1008
           Class R                                                    $0.1461
           Class Y                                                    $0.1918
           Investor Class                                             $0.1712
           Class R5                                                   $0.1999

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     63,281
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        557
           Class C                                                      4,582
           Class R                                                        703
           Class Y                                                      1,418
           Investor Class                                               4,007
           Class R5                                                       123

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $  8.84
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $  8.87
           Class C                                                    $  8.83
           Class R                                                    $  8.85
           Class Y                                                    $  8.86
           Investor Class                                             $  8.85
           Class R5                                                   $  8.85

INVESCO GOVERNMENT MONEY MARKET FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-05686
SERIES NO.:         6

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Invesco Cash Reserve Shares                          $    480
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                             $     61
           Class B                                              $      6
           Class BX                                             $     --
           Class C                                              $     47
           Class CX                                             $      3
           Class R                                              $     19
           Class Y                                              $     22
           Investor Class                                       $    111

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Invesco Cash Reserve Shares                          $ 0.0005
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class AX                                             $ 0.0005
           Class B                                              $ 0.0005
           Class BX                                             $ 0.0005
           Class C                                              $ 0.0005
           Class CX                                             $ 0.0005
           Class R                                              $ 0.0005
           Class Y                                              $ 0.0008
           Investor Class                                       $ 0.0008

74U.   1   Number of shares outstanding (000's Omitted)
           Invesco Cash Reserve Shares                           841,018
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class AX                                              102,745
           Class B                                                 7,935
           Class BX                                                  751
           Class C                                                88,603
           Class CX                                                4,959
           Class R                                                34,793
           Class Y                                                27,737
           Investor Class                                        123,463

74V.   1   Net asset value per share (to nearest cent)
           Invesco Cash Reserve Shares                          $   1.00
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class AX                                             $   1.00
           Class B                                              $   1.00
           Class BX                                             $   1.00
           Class C                                              $   1.00
           Class CX                                             $   1.00
           Class R                                              $   1.00
           Class Y                                              $   1.00
           Investor Class                                       $   1.00

INVESCO HIGH YIELD FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-05686
SERIES NO.:         8

72DD.  1   Total income dividends and return of capital for which record date passed during the period. (000's Omitted)
           Class A                                                   $ 42,565
       2 Dividends and return of capital for a second class of open-end company shares (000's Omitted)
           Class B                                                   $    428
           Class C                                                   $  5,523
           Class Y                                                   $  7,221
           Investor Class                                            $  5,571
           Class R5                                                  $  4,749
           Class R6                                                  $  7,812

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends and return of capital from net investment income
           Class A                                                   $ 0.2181
       2 Dividends and return of capital for a second class of open-end company shares (form nnn.nnnn)
           Class B                                                   $ 0.1880
           Class C                                                   $ 0.1874
           Class Y                                                   $ 0.2290
           Investor Class                                            $ 0.2198
           Class R5                                                  $ 0.2312
           Class R6                                                  $ 0.2350

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                    196,812
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                      1,345
           Class C                                                     24,186
           Class Y                                                     47,589
           Investor Class                                              25,056
           Class R5                                                    21,102
           Class R6                                                    37,426

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                   $   4.21
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                   $   4.22
           Class C                                                   $   4.20
           Class Y                                                   $   4.23
           Investor Class                                            $   4.21
           Class R5                                                  $   4.20
           Class R6                                                  $   4.20

INVESCO SHORT TERM BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-05686
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                             $ 6,934
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                                             $ 6,126
           Class R                                             $    57
           Class Y                                             $ 1,498
           Class R5                                            $    23
           Class R6                                            $ 6,122

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                             $0.1460
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class C                                             $0.1158
           Class R                                             $0.1158
           Class Y                                             $0.1586
           Class R5                                            $0.1682
           Class R6                                            $0.1688

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                              50,588
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                              52,393
           Class R                                                 750
           Class Y                                              15,073
           Class R5                                                142
           Class R6                                             57,954

74V.   1   Net asset value per share (to nearest cent)
           Class A                                             $  8.61
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                             $  8.61
           Class R                                             $  8.62
           Class Y                                             $  8.61
           Class R5                                            $  8.60
           Class R6                                            $  8.62

INVESCO REAL ESTATE FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-05686
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $17,600
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                    $    48
           Class C                                                    $ 1,201
           Class R                                                    $ 1,581
           Class Y                                                    $ 3,829
           Investor Class                                             $   764
           Class R5                                                   $ 8,530
           Class R6                                                   $ 2,357

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.4074
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                    $0.2293
           Class C                                                    $0.2284
           Class R                                                    $0.3485
           Class Y                                                    $0.4667
           Investor Class                                             $0.4081
           Class R5                                                   $0.4934
           Class R6                                                   $0.5134

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     42,627
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        181
           Class C                                                      5,445
           Class R                                                      4,714
           Class Y                                                      9,306
           Investor Class                                               1,945
           Class R5                                                    15,975
           Class R6                                                     5,136

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $ 21.64
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $ 21.61
           Class C                                                    $ 21.50
           Class R                                                    $ 21.66
           Class Y                                                    $ 21.63
           Investor Class                                             $ 21.58
           Class R5                                                   $ 21.63
           Class R6                                                   $ 21.63

INVESCO GLOBAL REAL ESTATE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-05686
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                    $ 8,861
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                    $    33
           Class C                                                    $ 1,034
           Class R                                                    $   663
           Class Y                                                    $45,700
           Class R5                                                   $11,984
           Class R6                                                   $ 3,624

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $0.4727
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class B                                                    $0.3767
           Class C                                                    $0.3768
           Class R                                                    $0.4407
           Class Y                                                    $0.5049
           Class R5                                                   $0.5349
           Class R6                                                   $0.5423

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     17,301
       2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         68
           Class C                                                      2,595
           Class R                                                      1,537
           Class Y                                                     90,995
           Class R5                                                    20,683
           Class R6                                                     4,258

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $ 12.83
       2 Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                    $ 12.83
           Class C                                                    $ 12.83
           Class R                                                    $ 12.83
           Class Y                                                    $ 12.83
           Class R5                                                   $ 12.81
           Class R6                                                   $ 12.81

INVESCO CORPORATE BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/28/2017
FILE NUMBER :       811-05686
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                   $ 34,097
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                   $    504
           Class C                                                   $  2,159
           Class R                                                   $    237
           Class Y                                                   $  3,505
           Class R5                                                  $    189
           Class R6                                                  $  1,061

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                   $ 0.2612
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                   $ 0.2617
           Class C                                                   $ 0.1913
           Class R                                                   $ 0.2432
           Class Y                                                   $ 0.2800
           Class R5                                                  $ 0.2857
           Class R6                                                  $ 0.2926

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                    129,773
       2   Number of shares outstanding of a second class of open-
           end company shares (000's Omitted)
           Class B                                                      1,406
           Class C                                                     11,562
           Class R                                                        922
           Class Y                                                     32,152
           Class R5                                                       714
           Class R6                                                     3,995

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                   $   7.31
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                   $   7.32
           Class C                                                   $   7.36
           Class R                                                   $   7.31
           Class Y                                                   $   7.32
           Class R5                                                  $   7.31
           Class R6                                                  $   7.32